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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2011

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Commission file number 1-7436

HSBC USA INC.
(Exact name of registrant as specified in its charter)

Maryland _____________________________________ (State of incorporation)	13-2764867 ______________________________________________ (IRS Employer Identification Number)
452 Fifth Avenue New York, New York ______________________________________________ (Address of principal executive offices)	10018 _____________________ (Zip Code)

Registrant's telephone number, including area code (212) 525-5000

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

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On July 26, 2011, the registrant’s Board of Directors approved an amendment and restatement of the registrant’s bylaws (the “Bylaws”).  Article IV, Section 4.1 of the Bylaws, as amended, expands the authority of the registrant’s senior vice presidents and vice presidents as necessary to assist in the ministerial aspects of their areas of responsibility.

Article IV, Sections 4.4, 4.5, 4.6 and 4.7 of the Bylaws, as amended, redefine the duties of the (i) Chief Executive Officer, (ii) Senior Executive Vice President, Executive Vice President and Senior Vice President, (iii) Secretary and (iv) Treasurer, respectively.

Article V, Section 5.6 of the Bylaws, as amended, provides for the determination of a record date in the event a record date is not set by the Board of Directors.

A copy of the registrant's Bylaws, as amended and restated, is filed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

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(d)	Exhibits.
	Exhibit No.	Description

	3.1	Registrant’s Bylaws, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC. (Registrant)
By: /s/ MICK FORDE
Senior Vice President, Deputy General Counsel - Corporate and Assistant Secretary

Dated:  July 28, 2011

Exhibit Index

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Exhibit No.	Description

3.1	Registrant’s Bylaws, as amended and restated.